PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
PROPERTY AND EQUIPMENT, NET
Property and equipment was comprised of the following at December 31, 2016 and 2015.

	2016	2015
	(in millions)
Land	$20	$20
Buildings and leasehold improvements	681	633
Equipment	750	645
Computer software	1,744	1,424
	3,195	2,722
Accumulated depreciation	(1,690)	(1,338)
Property and equipment, net	$1,505	$1,384

Depreciation expense was $388 million in 2016, $354 million in 2015, and $328 million in 2014, including amortization expense for capitalized internally developed and purchased software of $255 million in 2016, $220 million in 2015, and $191 million in 2014.